SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001

                                   ACE LIMITED
             (Exact name of registrant as specified in its charter)

        Cayman Islands               1-11778               98-0091805
 (State or other jurisdiction   (Commission (I.R.S.   Employer of Incorporation)
                                   File Number)          Identification No.)

          ACE Global Headquarters
           17 Woodbourne Avenue
              Hamilton, Bermuda                                 HM 08
     (Address of principal executive offices)                   Zip Code)

       Registrant's telephone number, including area code: (441) 295-5200

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Information

         On October 30, 2001, ACE Limited issued a press release announcing earnings for the third-quarter of 2001.

         Attached as Exhibit 99.1 is a copy of the press release, dated October 30, 2001.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 30, 2001                    ACE LIMITED

                                           By:   Christopher Z. Marshall
                                                -------------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1              Press Release, dated October 30, 2001